EXHIBIT 77.O

77.O	TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

Columbia Growth Fund, Inc.:

Qualifying transactions are listed below. On a quarterly basis, the Registrant's Board of Directors receives a Form
10F-3 containing information that enables them to determine that all purchases made during the quarter were effected in compliance with the Registrant's 10F-3 procedures.


1)	Issuer:			Charter Communications
	Date of Purchase:		11/8/1999
	Underwriter from whom Purchased:
Morgan Stanley & Co.
NB Montgomery Securities
Neuberger Berman
Prudential Securities
Raymond James
A.G. Edwards & Sons
Wasserstein Perella Securities
Advest, Inc.
Bradford (JC) & Co.
McDonald Investments
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Goldman Sachs & Co.
					Bear, Stearsn & Co.
					Morgan Stanley & Co.
					Donaldson, Lufkin & Jenrette
					Merrill Lynch, Pierce, Fenner
					Salomon Smith Barney
					A.G Edwards & Sons
					M.R. Beal & Co.
					Allen & Co.
					Banc of America Securities
					CIBC World Markets
					Chase Securities
					CS First Boston Corp
					First Union Securities
					Ing Barings
					Edward D. Jones & Co.
					Nesbitt Burns Securities
					Prudential Securities
					RBC Dominion Securities
					Cowen (SG) Securities
					TD Securities
					Wasserstein Perella Securities
					Advest, Inc.
					Baird (Robert) & Co.
					Blair (William) & Co.
					Bradford (JC) & Co.
					Chapman Co.
					Chatsworth Securities
					Dain Rauscher, Inc.
					Hilliard Lyons
					Huntleigh Securities
					Janco Partners
					Legg Mason Wood Walker
					McDonald Investments
					Neuberger & Berman LLC
					Olde Discount Corp
					Ramirez & Co.
					Raymond James & Assoc.
					Muriel Siebert & Co.
					Stephens, Inc.
					Stifel, Nicolaus & Co.
	Aggregate dollar amount of purchase:
					$38,095,000
	Aggregate dollar amount of offering:
					$4,275,000,000
	Purchase price (net of fees and expenses):
	$18.56
	Date offering commenced:
					11/8/1999
	Commission:			$0.44

2)	Issuer:			United Parcel Service
	Date of Purchase:		11/9/1999
	Underwriter from whom Purchased:
CS First Boston
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Morgan Stanley & Co.
					Goldman Sachs & Co.
					Merrill Lynch, Pierce, Fenner
					CS First Boston
					Salomon Smith Barney
					Warburg Dillon Read LLC
					ABN Amro, Inc.
					Banc of America Securities
					Bear, Stearns & Co.
					Sanford C. Bernstein & Co.
					Blaylock & Partners
					Bradford (JC) & Co.
					Chatsworth Securities
					Deutsche Bank Securities
					Donaldson, Lufkin & Jenrette
					E* Offering Corp
					Edwards (AG) & Sons
					First Union Securities
					Gruntal & Co.
					Guzman & Co.
					Hilliard Lyons
					Ing Barings LLC
					Jackson Securities
					Edward D. Jones & Co.
					Lazard Freres & Co.
					Legg Mason Wood Walker
					Lehman Brothers
					Melvin Securities
					Morgan (JP) Securities
					Morgan Keegan & Co.
					Nesbitt Burns Securities
					Paine Webber
					Prudential Securities
					Ramirez & Co.
					RBC Dominion Securities
					Robinson-Humphrey Co.
					Schwab (Charles) & Co.
					Scott & Stringfellow
					Muriel Siebert & Co.
					Tucker Anthony Cleary Gull
					Utendahl Capital Partners
					Wachovia Securities
					Williams Capital Group
	Aggregate dollar amount of purchase:
					$26,225,000
	Aggregate dollar amount of offering:
					$5,470,000,000
	Purchase price (net of fees and expenses):
		$48.92
	Date offering commenced:
					11/9/1999
	Commission:			$1.08

3)	Issuer:			Agilent Technologies
	Date of Purchase:		11/17/1999
	Underwriter from whom Purchased:
SG Cowen Securities Corp
Goldman Sachs & Co.
	Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
					Morgan Stanley & Co.
					Goldman Sachs & Co.
					CS First Boston Corp
					Merrill Lynch, Pierce, Fenner
					Salomon Smith Barney
					Bear, Stears & Co.
					Morgan (JP) Securities
					Lehman Brothers
					SG Cowen Securities Corp
					ABN Amro, Inc.
					Buckingham Research Group
					Deutsche Bank Securities
					Hambrecht & Quist
					Williams Capital Group
	Aggregate dollar amount of purchase:
					$15,045,000
	Aggregate dollar amount of offering:
					$1,950,000,000
	Purchase price (net of fees and expenses):
					$29.21
	Date offering commenced:
					11/17/1999
	Commission:			$0.79